                ------------------------------------------------
                                      UST
                                 PRIVATE EQUITY
                              INVESTORS FUND, INC.
                ------------------------------------------------
                                 ANNUAL REPORT

                                OCTOBER 31, 1995

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present you with the first annual report for UST Private Equity Investors Fund, Inc. This annual report is designed to provide a financial summary of the Fund's operations for the period August 1, 1995 (commencement of operations) to October 31, 1995.

During this period the Fund was invested in temporary investments in accordance with the terms and conditions outlined in the prospectus.

In 1995, the managers of the UST Private Equity Investors Fund, Inc. were dedicated to the establishments of the Fund with a focus on raising capital. At the end of July 1995, the fund held its first closing on over $28.0 million. In October 1995, the fund held its second and final closing on an additional $12.4 million, raising the total capitalization to $40.4 million. With $40.4 million, UST Private Equity Investors Fund, Inc. will be able to access a greater number of opportunities than with $28.0 million, which benefits all investors.

During this time, the Fund also further developed its presence in the private equity markets with respect to investment opportunities in: (1) other venture capital and leveraged buyout funds; (2) later-stage venture capital situations; and (3) middle-market buyouts.

In 1995, we reviewed over 167 investment opportunities. Of those, we seriously considered 10.

By year-end calendar 1995, we expect to close on at least three fund investments:

    Fund 1 is a leading management buyout group based in New York that is spinning out of a large financial institution.

    Fund 2 is a private equity firm based in Los Angeles which is focused on consolidating businesses in fragmented industries.

    Fund 3 is a leading balanced venture capital and leveraged buyout fund based in the Midwest and West Coast specializing in healthcare and information technology.

We are also seriously contemplating investments in:

     1) A middle-stage venture capital firm on the East Coast.

     2) A dominant Southeast-based heavy equipment rental business.

     3) An early-stage venture capital firm based on the West Coast.

     4) A high-growth company providing services to wireless communications providers.

We will provide greater detail upon the consummation of our investments.

We welcome the opportunity to assist you in fulfilling your investment objectives.

                                             Sincerely,


/s/ DAVID I. FANN                              /s/ DOUGLAS A. LINDGREN
David I. Fann                                  Douglas A. Lindgren
President and Chief Executive Officer          Executive Vice President

UST PRIVATE EQUITY INVESTORS FUND, INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995

     PRINCIPAL                                                                 COUPON      MATURITY         VALUE
   AMOUNT/SHARES                                                                RATE         DATE          (NOTE 1)
   -------------                                                               ------      --------        -------

    COMMERCIAL PAPER  --  23.41%
    $ 1,000,000    AIG Funding Corp. .....................................      5.72 %      11/3/95      $   999,682
      1,400,000    American General Finance Corp. ........................      5.70       11/10/95        1,400,000
      1,400,000    Chevron Corp. .........................................      5.65        12/8/95        1,400,000
      1,400,000    Ford Motor Credit Corp. ...............................      5.70         1/2/96        1,400,000
      1,400,000    G.E. Capital Corp. ....................................      5.69       12/18/95        1,400,000
      1,400,000    G.E. Capital Corp. ....................................      5.66       12/19/95        1,400,000
      1,400,000    Toys 'R' Us Corp. .....................................      5.71        11/3/95        1,399,556
                                                                                                         -----------
                   TOTAL COMMERCIAL PAPER
                     (Cost $9,399,238)....................................                                 9,399,238
                                                                                                         -----------
    CERTIFICATES OF DEPOSIT  --  17.43%
      1,400,000    Bank of Hawaii.........................................      5.69        11/1/95        1,400,000
      1,400,000    Bank of Scotland.......................................      5.75        11/1/95        1,400,000
      1,400,000    Dresdner Bank..........................................      5.66        11/1/95        1,400,000
      1,400,000    Fifth Third Bank.......................................      5.70        11/1/95        1,400,000
      1,400,000    Hypo Bank..............................................      5.69        11/1/95        1,400,000
                                                                                                         -----------
                   TOTAL CERTIFICATES OF DEPOSIT
                     (Cost $7,000,000)....................................                                 7,000,000
                                                                                                         -----------
    CORPORATE BONDS  --  12.22%
        500,000    American Express Credit Corp. .........................      9.45        2/15/96          504,880
        500,000    American Express Credit Corp. .........................      7.00         3/4/96          502,300
      1,250,000    J.P. Morgan & Co., Inc. ...............................      8.00        1/24/97        1,280,875
        400,000    Merck & Co., Inc. .....................................      7.75         5/1/96          403,124
      1,200,000    Mountain States Telephone & Telegraph Company..........      7.63        5/15/96        1,204,500
      1,000,000    Whirlpool, Inc. .......................................      8.49        3/15/96        1,009,800
                                                                                                         -----------
                   TOTAL CORPORATE BONDS
                     (Cost $4,911,768)....................................                                 4,905,479
                                                                                                         -----------
    U.S. GOVERNMENT & AGENCY OBLIGATION  --  2.48%
      1,000,000    Student Loan Marketing Association`D'
                     (Cost $994,561)......................................      4.00         3/1/96          993,890
                                                                                                         -----------
    BANK NOTES  --  2.47%
      1,000,000    Bank of Tokyo (Cost $992,428)..........................      5.80       12/18/95          992,428
                                                                                                         -----------
    OTHER SHORT-TERM INVESTMENTS  --  6.52%
      1,350,609    Dreyfus Treasury Cash Management Fund...........................................        1,350,609
      1,268,762    Fidelity Cash Portfolio, U.S. Treasury II.......................................        1,268,762
                                                                                                         -----------
                   TOTAL OTHER SHORT-TERM INVESTMENTS
                     (Cost $2,619,371).............................................................        2,619,371
                                                                                                         -----------
    REPURCHASE AGREEMENT  --  9.08%
      3,646,000    Dillon Read & Co., Inc., 5.90%, dated 10/31/95,
                     due 11/1/95, to be repurchased at $3,646,598,
                     collateralized by $3,711,237 U.S. Treasury Notes,
                     5.125%, due 6/30/98, valued at $3,646,290
                     (Cost $3,646,000).............................................................        3,646,000
                                                                                                         -----------
   TOTAL INVESTMENTS
     (Cost $29,563,366*).............................................................         73.61%      29,556,406
   OTHER ASSETS & LIABILITIES (NET)..................................................         26.39       10,596,033
                                                                                             ------      -----------
   NET ASSETS........................................................................        100.00%     $40,152,439
                                                                                             ------      -----------
                                                                                             ------      -----------

*   Aggregate cost for Federal tax and book purposes.
`D' Floating rate security  --  rate disclosed is as of October 31, 1995.

                       See Notes to Financial Statements

UST PRIVATE EQUITY INVESTORS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES


                                                                                                  OCTOBER 31,
                                                                                                     1995
                                                                                                  -----------
ASSETS:
  Investments, at value (Cost $29,563,366) (Note 1)..........................................     $29,556,406
  Cash.......................................................................................      10,977,421
  Interest receivable........................................................................         332,614
  Receivable from Managing Investment Adviser (Note 2).......................................         104,101
  Prepaid expenses...........................................................................          37,133
  Unamortized organization costs (Note 4)....................................................          28,489
                                                                                                  -----------
    TOTAL ASSETS.............................................................................      41,036,164
LIABILITIES:
  Payable for dividends declared.............................................................         333,081
  Payable for offering and organization costs................................................         407,748
  Directors fees payable.....................................................................          30,000
  Administration fees payable (Note 2).......................................................           7,541
  Accrued expenses and other payables........................................................         105,355
                                                                                                  -----------
    TOTAL LIABILITIES........................................................................         883,725
                                                                                                  -----------
NET ASSETS...................................................................................     $40,152,439
                                                                                                  -----------
                                                                                                  -----------
NET ASSETS consist of:
  Accumulated undistributed net investment income............................................     $    42,802
  Net unrealized depreciation on investments.................................................          (6,960)
  Par value..................................................................................             405
  Paid in capital in excess of par value.....................................................      40,116,192
                                                                                                  -----------
TOTAL NET ASSETS.............................................................................     $40,152,439
                                                                                                  -----------
                                                                                                  -----------
Shares of Common Stock Outstanding ($0.01 par value, 100,000 authorized).....................          40,463
NET ASSET VALUE PER SHARE....................................................................         $992.32
                                                                                                      -------
                                                                                                      -------

                       See Notes to Financial Statements

UST PRIVATE EQUITY INVESTORS FUND, INC.
STATEMENT OF OPERATIONS


                                                                                                    AUGUST 1,
                                                                                                    1995* TO
                                                                                                   OCTOBER 31,
                                                                                                      1995
                                                                                                   -----------
INVESTMENT INCOME:
  Interest income.............................................................................      $ 410,496
                                                                                                   -----------
EXPENSES:
  Managing investment advisory fees (Note 2)..................................................         36,125
  Directors' fees and expenses (Note 2).......................................................         30,000
  Administration fees (Note 2)................................................................          7,541
  Shareholder servicing fees..................................................................          4,585
  Insurance expenses..........................................................................         38,065
  Audit and other professional service fees...................................................         27,500
  Legal fees..................................................................................         20,000
  Shareholder reports.........................................................................          7,500
  Custodial fees..............................................................................          3,523
  Organization expenses.......................................................................          1,512
                                                                                                   -----------
    TOTAL EXPENSES............................................................................        176,351
  Expenses reimbursed by Managing Investment Adviser (Note 2).................................       (140,226)
                                                                                                   -----------
    NET EXPENSES..............................................................................         36,125
                                                                                                   -----------
NET INVESTMENT INCOME.........................................................................        374,371
                                                                                                   -----------
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS (Note 1).................................         (6,960)
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................................      $ 367,411
                                                                                                   -----------
                                                                                                   -----------

* Commencement of operations

                       See Notes to Financial Statements

UST PRIVATE EQUITY INVESTORS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS


                                                                                                   AUGUST 1,
                                                                                                   1995* TO
                                                                                                  OCTOBER 31,
                                                                                                     1995
                                                                                                  -----------
OPERATIONS:
  Net investment income......................................................................     $   374,371
  Net change in unrealized depreciation on investments.......................................          (6,960)
                                                                                                  -----------
    Net increase in net assets resulting from operations.....................................         367,411
                                                                                                  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.................................................................        (333,081)
                                                                                                  -----------

CAPITAL SHARE TRANSACTIONS:
  Subscriptions (40,462 shares)..............................................................      40,462,000
  Offering costs.............................................................................        (344,891)
                                                                                                  -----------
    Increase in net assets from capital share transactions...................................      40,117,109
                                                                                                  -----------
NET INCREASE IN NET ASSETS...................................................................      40,151,439

NET ASSETS:
  Beginning of period (1 share)..............................................................           1,000
                                                                                                  -----------
  End of period (including accumulated undistributed net investment income of $42,802.)......     $40,152,439
                                                                                                  -----------
                                                                                                  -----------

* Commencement of operations

                       See Notes to Financial Statements

UST PRIVATE EQUITY INVESTORS FUND, INC.
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS

     For a fund share outstanding throughout the period.



                                                                                                      AUGUST 1,
                                                                                                      1995* TO
                                                                                                     OCTOBER 31,
                                                                                                        1995
                                                                                                     -----------

NET ASSET VALUE, BEGINNING OF PERIOD............................................................      $1,000.00
                                                                                                     -----------
OFFERING COSTS..................................................................................          (8.53)
                                                                                                     -----------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.........................................................................          12.86
  Net Realized and Unrealized Loss on Investments...............................................          (0.17)
                                                                                                     -----------
      Total From Investment Operations..........................................................          12.69
                                                                                                     -----------

DISTRIBUTIONS
  Net Investment Income.........................................................................         (11.84)
                                                                                                     -----------
NET ASSET VALUE, END OF PERIOD..................................................................      $  992.32
                                                                                                     -----------
                                                                                                     -----------
TOTAL NET ASSET VALUE RETURN`D'.................................................................           0.39%
                                                                                                     -----------
                                                                                                     -----------

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands).........................................................      $  40,152
  Ratio of Net Operating Expenses to Average Net Assets.........................................           0.50%**
  Ratio of Gross Operating Expenses to Average Net Assets`D'`D'.................................           2.44%**
  Ratio of Net Investment Income to Average Net Assets..........................................           5.18%**
  Portfolio Turnover Rate.......................................................................              0%

    * Commencement of operations
   ** Annualized
  `D' Total investment return based on per share net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares were issued in a private placement and are not traded, therefore market value total investment return is not calculated. Total return for periods of less than one year are unannualized.
 `D'`D' Expense ratio before waiver of fees and reimbursement of expenses by adviser.

                       See Notes to Financial Statements

                    UST PRIVATE EQUITY INVESTORS FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     UST Private Equity Investors Fund, Inc. ('the Fund') was incorporated under the laws of the State of Maryland on September 16, 1994 and is registered under the Securities Act of 1933, as amended, as a non-diversified, closed-end management investment company which has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

     The following is a summary of the Fund's significant accounting policies.

     (A) PORTFOLIO VALUATION:

          The Fund values portfolio securities quarterly and at other such times as in the Board of Directors' view, as circumstances warrant. Investments in securities that are traded on a recognized stock exchange or on the national securities market are valued at the last sale price for such securities on the valuation date. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued, pursuant to guidelines adopted by the Investment Adviser, under the supervision of the Board of Directors.

     (B) SECURITY TRANSACTIONS AND INVESTMENT INCOME:

          Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     (C) REPURCHASE AGREEMENTS:

          The Fund enters into agreements to purchase securities and to resell them at a future date. It is the Fund's policy to take custody of securities purchased and to ensure that the market value of the collateral including accrued interest is sufficient to protect the Fund from losses incurred in the event the counterparty does not repurchase the securities. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     (D) FEDERAL INCOME TAXES:

          It is the policy of the Fund to continue to qualify as a 'regulated investment company' under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

          Dividends from net investment income are declared and paid at least annually. Any net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

     The Fund had permanent book/tax differences primarily attributable to deferred organizational costs. To reflect reclassifications arising from permanent book/tax differences as of October 31, 1995, accumulated undistributed net investment income was credited and paid in capital was charged $1,512.

     At October 31, 1995 the tax basis of the Fund's investments for Federal income tax purposes amounted to $29,563,366. The net unrealized depreciation amounted to $6,960, which is comprised of gross unrealized appreciation of $537 and aggregate gross unrealized depreciation of $7,497.

2.   INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, AND RELATED PARTY TRANSACTIONS

     Pursuant to an Investment Management Agreement ('Agreement'), United States Trust Company of New York ('U.S. Trust') serves as the Managing Investment Adviser to the Fund. Under the Agreement, for the services provided U.S. Trust is entitled to receive a fee, at the annual rate of 1.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested or committed to be invested in Portfolio Companies or Private Funds and equal to an annual rate of 0.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested in short-term investments and are not committed to Portfolio Companies or Private Funds.

     In addition to the management fee, the Fund has agreed to pay U.S. Trust an incentive fee in an amount equal to 10% of the cumulative realized capital gains (net of realized capital losses and unrealized net capital depreciation), less the aggregate amount of incentive fee payments in prior years. If the amount of the incentive fee in any year is a negative number, or cumulative net realized gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous year U.S. Trust will be required to repay the Fund all or a portion of the incentive fee previously paid.

     U.S. Trust has voluntarily agreed to waive or reimburse other operating expenses of the Fund, exclusive of management fees, to the extent they exceed 0.42% of the Fund's net assets, and U.S. Trust will waive or reimburse, exclusive of management fees, all such expenses with respect to that portion of the Fund's net assets, determined as of the end of each fiscal quarter, that is invested in short-term investments.

     Each Director of the Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. No person who is an officer, director or employee of U.S. Trust, or of any parent or subsidiary thereof, who serves as an officer, director or employee of the Fund receives any compensation from the Fund.

3.   PURCHASES AND SALES OF SECURITIES

     Purchases of securities, excluding short-term investments, for the Fund aggregated $1,280,913. There were no long-term sales.

4.   ORGANIZATION COSTS:

     The Fund has borne all costs in connection with the initial organization of the Fund. All such costs are being amortized on a straight-line basis over a period of five years from the date on which the Fund commenced operations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
UST Private Equity Investors Fund, Inc.

We have audited the accompanying statement of assets and liabilities of UST Private Equity Investors Fund, Inc. including the portfolio of investments, as of October 31, 1995, and the related statements of operations and changes in net assets, and financial highlights for the period from August 1, 1995 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UST Private Equity Investors Fund, Inc. at October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the period from August 1, 1995 to October 31, 1995 in conformity with generally accepted accounting principles.


                                                          /s/  ERNST & YOUNG LLP

New York, New York
November 22, 1995

USTPEIA1095


                     STATEMENT OF DIFFERENCES

   The dagger symbol shall be expressed as ............  'D'
   The double dagger shall be expressed as ............ 'D''D'